                                                                   Exhibit 10.39


                         ===============================


                               SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


                                  BY AND AMONG


                         CLEARVIEW CINEMA GROUP, ET AL.


                                       AND


                               THE PROVIDENT BANK,
                                Agent and Lender





                                   dated as of
                                February 13, 1998


                         ===============================

                     JOINDER AGREEMENT AND SECOND AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (as hereinafter defined) ("Second Amendment") dated as of February 13, 1998, by and among CLEARVIEW CINEMA GROUP, INC., a Delaware corporation, ("Holdings"), CLEARVIEW THEATRE GROUP, INC., a New Jersey corporation, CCC ALLWOOD CINEMA CORP., a Delaware corporation, CCC B.C. REALTY CORP., a Delaware corporation, CCC BAYONNE CINEMA CORP., a Delaware corporation, CCC BEDFORD CINEMA CORP., a Delaware corporation, CCC BELLEVUE CINEMA CORP., a Delaware corporation, CCC BERGENFIELD CINEMA CORP., a Delaware corporation, CCC BRONXVILLE CINEMA CORP., a Delaware corporation, CCC CEDAR GROVE CINEMA CORP., a Delaware corporation, CCC CHESTER TWIN CINEMA CORPORATION, a New Jersey corporation, CCC CINEMA 304 CORP., a Delaware corporation, CCC CLOSTER CINEMA CORP., a Delaware corporation, CCC EDISON CINEMA CORP., a Delaware corporation, CCC EMERSON CINEMA CORP., a Delaware corporation, CCC GRAND AVENUE CINEMA CORP., a Delaware corporation, CCC HERRICKS CINEMA CORP., a Delaware corporation, CCC KIN MALL CINEMA CORP., a Delaware corporation, CCC KISCO CINEMA CORP., a Delaware corporation, CCC LARCHMONT CINEMA CORP., a Delaware corporation, CCC MADISON TRIPLE CINEMA CORP., a New Jersey corporation, CCC MAMARONECK CINEMA CORP., a Delaware corporation, CCC MANASQUAN CINEMA CORPORATION, a New Jersey corporation, CCC MANSFIELD CINEMA CORP., a Delaware corporation, CCC MARBORO CINEMA CORP., a Delaware corporation, CCC MIDDLEBROOK CINEMA CORP., a Delaware corporation, CCC NEW CITY CINEMA CORP., a Delaware corporation, CCC PARSIPPANY CINEMA CORP., a Delaware corporation, CCC PORT WASHINGTON CINEMA CORP., a Delaware corporation, CCC ROSLYN CINEMA CORP., a Delaware corporation, CCC SUCCASUNNA CINEMA CORP., a Delaware corporation, CCC SUMMIT CINEMA CORP. (formerly known as 343-349 Springfield Avenue Corp.), a New Jersey corporation, CCC TENAFLY CINEMA CORP., a Delaware corporation, CCC WASHINGTON CINEMA CORP., a Delaware corporation, CCC WAYNE CINEMA CORP., a Delaware corporation, CCC WOODBRIDGE CINEMA CORP., a Delaware corporation, CCC BABYLON CINEMA CORP., a Delaware corporation, CCC BALA CYNWYD CINEMA CORP., a Delaware corporation, CCC CARMEL CINEMA CORP., a Delaware corporation, CCC CLARIDGE CINEMA CORP., a Delaware corporation, CCC FRANKLIN SQUARE CINEMA CORP., a Delaware corporation, CCC GREAT NECK CINEMA CORP., a Delaware corporation, CCC MANHASSET CINEMA CORP., a Delaware corporation, CCC MORRISTOWN CINEMA CORP., a Delaware corporation, CCC NARBERTH CINEMA CORP., a Delaware corporation, CCC SCREENING ZONE CINEMA CORP., a Delaware corporation, and MILLBURN TWIN CINEMA CORP., formerly known as CCC CRANFORD CINEMA CORP., a Delaware corporation, (hereinafter, together with their successors in title and assigns called "Borrowers" and each of which is a "Borrower") and THE PROVIDENT BANK, an Ohio banking corporation, as Agent ("Agent") for various Lenders as set forth in the Credit Agreement.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.

                              PRELIMINARY STATEMENT

         WHEREAS, Borrowers (as originally executed or joined thereafter), Agent and Lenders have entered into an Amended and Restated Credit Agreement dated as of September 12, 1997 as amended by First Amendment to Amended and Restated Credit Agreement dated as of December 12, 1997 (collectively, "Credit Agreement"); and

         WHEREAS, Borrowers have requested that Provident make available to Borrowers an additional Five Million Eight Hundred Thousand and 00/100 Dollars ($5,800,000.00) to finance a portion of the purchase price relative to various Permitted Acquisitions (as defined in the Credit Agreement); and

         WHEREAS, in connection with various Permitted Acquisitions, Holdings wishes to create and capitalize CCC Claridge Cinema Corp., a Delaware corporation, CCC Babylon Cinema Corp., a Delaware corporation, CCC Bala Cynwyd Cinema Corp., a Delaware corporation, CCC Carmel Cinema Corp., a Delaware corporation, CCC Franklin Square Cinema Corp., a Delaware corporation, CCC Great Neck Cinema Corp., a Delaware corporation, CCC Manhasset Cinema Corp., a Delaware corporation, CCC Morristown Cinema Corp., a Delaware corporation, CCC Narberth Cinema Corp., a Delaware corporation, CCC Screening Zone Cinema Corp., a Delaware corporation, Millburn Twin Cinema Corp., formerly known as CCC Cranford Cinema Corp., a Delaware corporation, (collectively the "New Subsidiaries" and each individually a "New Subsidiary"); and

         WHEREAS, pursuant to Section 8.1 of the Credit Agreement, each New Subsidiary must execute and deliver a Joinder Agreement and such other documents as Agent shall reasonably require to obligate such New Subsidiaries under the Credit Agreement and other Loan Documents and to cause such New Subsidiaries to grant Agent a security interest and lien in all of their respective Property; and

         WHEREAS, Borrowers and Lenders now wish to amend the Credit Agreement and related documents in accordance with the terms and provisions hereof.

         NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

         1. Capitalized Terms. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this Second Amendment.

         2. Definitions; Exhibits. (a) The following definitions contained in
Section 1.2 of the Credit Agreement are hereby amended in their entirety to read as follows:

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.

                  "Applicable Margin" shall mean the Margin Adjustment Rate plus the amount set forth below, as a percentage, to be added to the Prime Rate, as the case may be, and used in calculating the rate of interest for the applicable Loan at any time (the "Base Margin"):

                    ============================================================================================
                                    MARGIN RATIO                                APPLICABLE MARGIN

                                                                             Revolving Credit Loan,
                                                                          Term Loan A, Term Loan B and
                                                                                   Term Loan C
                    --------------------------------------------- ----------------------------------------------
                    --------------------------------------------- ----------------------------------------------

                    Greater than or equal to 3.25 to 1.00                             1.50%
                    --------------------------------------------- ----------------------------------------------

                    Greater than or equal to 3.00 to 1.00                             1.25%
                    but less than 3.25 to 1.00
                    --------------------------------------------- ----------------------------------------------

                    Greater than or equal to 2.75 to 1.00                             1.00%
                    but less than 3.00 to 1.00
                    --------------------------------------------- ----------------------------------------------

                    Greater than or equal to 2.50 to 1.00                             .75%
                    but less than 2.75 to 1.00
                    --------------------------------------------- ----------------------------------------------

                    Less than 2.50 to 1.00                                            .50%

                    ============================================================================================

The determination of Base Margin hereunder as of any Interest Adjustment Date shall be based on unaudited quarterly Compliance Certificates required to be delivered pursuant to Section 6.1(b) hereof, provided that in the event of any discrepancy between computations based upon any compliance certificate and the related audited financial statements furnished pursuant to Section 6.1(b), the computation based upon the audited financial statements shall govern (retroactive to the Interest Adjustment Date as to which such adjustment applies). In the event of a retroactive correction of the determinations of the Base Margin in favor of the Lenders, the amount of interest thereby overdue and payable by the Borrowers shall be paid to the Lenders within five (5) days after the date of such retroactive correction. In the event of a retroactive correction of the determinations of the Base Margin in favor of the Borrowers, the amount of interest overpaid by the Borrowers shall be applied by the Lender as a credit against any fees, charges and interest or principal payments then due hereunder or to become due hereunder to Lenders. No downward adjustment of the Base Margin shall occur if, at the time such downward adjustment would otherwise be made, there shall exist any Default or Event of Default, provided that such downward adjustment shall be made on the first day of the first month after the date on which any Default or Event of Default shall have been waived or cease to exist.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.

                  "Notes" mean, collectively, the Revolving Credit Notes, the Term Loan A Notes, the Term Loan B Notes and the Term Loan C Notes. "Note" shall mean any one of the Notes, unless specifically identified.

                  "Term Notes" mean collectively, the Term Loan A Notes, the Term Loan B Notes and the Term Loan C Notes. "Term Note" shall mean any one of the Notes, unless specifically identified.

                  (b) Section 1.2 of the Credit Amendment is hereby amended to add the following definitions to read in their entirety as follows:

                  "Margin Adjustment Rate" shall initially mean zero percent (0.0%); provided, however, that as of November 10, 1998, the Margin Adjustment Rate shall adjust to two percent (2.0%) and shall increase by one-half percent (0.5%) every one hundred eighty (180) days thereafter.

                  "Term Loan C" means the loan made pursuant to Section 2.2(d).

                  "Term Loan C Notes" mean, collectively, with respect to the Term Loan C, the promissory notes of Borrowers in the aggregate amount not to exceed the Term Loan C in or substantially in the form of Exhibit K-4 hereto.

                  (c) Exhibit K-4 to this Agreement is hereby added in its entirety as Exhibit K-4 to the Credit Agreement.

         3. Schedules. (a) The following Schedules to the Credit Agreement are amended in their entirety by the corresponding Schedules to this Second
Amendment:

           i.     Schedule 1  - Lenders
           ii.    Schedule 5.9 - Indebtedness for Borrowed Money

                  (b) The following Schedules to the Credit Agreement are amended to add the information contained in the corresponding Schedules to this Second Amendment:

           i.     Schedule 3.1 - Mortgaged Property and Leasehold Interests
           ii.    Schedule 5.1(a) - Jurisdictions where qualified to do business
           iii.   Schedule 5.1(b) - Capital Stock
           iv.    Schedule 5.1(c)  - Subsidiaries
           v.     Schedule 5.9 - Indebtedness for Borrowed Money
           vi.    Schedule 5.21 - UCC Filing Offices

         4. Commitments. Section 2.1 of the Credit Agreement is hereby amended to read in its entirety as follows:


SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.

                  Section 2.1 Commitments. Each Lender, severally and not jointly, agrees, upon the terms and subject to the conditions contained in this Agreement, (i) to make the Revolving Credit Loans to Borrowers from time to time prior to the Termination Date, in a principal amount equal to such Lender's Participation Percentage of the aggregate principal amount of such Loan requested by Borrowers on each occasion;
         (ii) to make the Term Loan B upon satisfaction of the conditions contained in Section 4.3 of this Agreement; and Provident agrees upon the terms and subject to the conditions contained in this Agreement, to make the Term Loan C upon satisfaction of the conditions contained in Sections 4.3 and of this Agreement; and

         5. Making the Loans. Section 2.2 of the Credit Agreement is hereby amended to add a new Section 2.2(d) to read in its entirety as follows:

                  Section 2.2(d) Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of each Borrower herein set forth, Provident agrees to lend to Borrowers the Term Loan C in the aggregate amount of Five Million Eight Hundred Thousand and 00/100 Dollars ($5,800,000.00). Amounts borrowed under this subsection 2.2(d) and repaid or prepaid may not be reborrowed.

         6. Draws, Advances and Settlement of Payments and Advances. Section 2.3(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  Section 2.3(c) All advances or disbursements of the Term Loan B proceeds and the Term Loan C proceeds shall be effectuated at Borrowers' request and shall be subject to the conditions set forth in
         Section 4.3 hereof.

         7. The Notes. The first paragraph of Section 2.4 of the Credit Agreement is hereby amended to read in its entirety as follows, the second paragraph remains unchanged:

                  Section 2.4 The Notes. The absolute and unconditional obligation of Borrowers to (i) repay to each Lender its respective Pro Rata Share of the principal of the Revolving Credit Loan, the Term Loan A and the Term Loan B, and the interest thereon; and (ii) to repay to Provident the Term Loan C and the interest thereon, shall be evidenced by a separate Revolving Credit Note, Term Loan A Note, Term Loan B Note, as and to the extent supplemented by each Term B Note Supplement, and Term Loan C Note for each Lender, as applicable, in the amount of its respective Credit Commitment for each Loan.

         8. Repayments and Prepayments of Principal.

                  (a) Section 2.6(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.

                         Section 2.6(c) Repayments on the Term Loan C.
                  Borrowers shall pay to Agent, and Borrowers hereby authorize Agent to charge the respective accounts of Borrowers maintained with Agent, commencing on October 1, 1998 and on each Principal Payment Date thereafter, quarterly installments of principal in the amount of one-twentieth (1/20th) of the aggregate face amounts of the Term Loan C Notes (or such lesser principal amount of the Term Loan C as shall then be outstanding), plus accrued interest thereon at the Interest Rate applicable to the Term Loan C; provided that in any event the last installment of principal on the Term Loan C shall be due and payable on the Termination Date (if not earlier prepaid) and shall be in an amount sufficient to pay in full the entire unpaid principal amount, plus accrued interest thereon, of the Term Loan C. Borrowers shall have the right to repay the principal of the Term Loan C in full or in part at any time and from time to time without any penalty or premium, unless such payment is made in connection with the prepayment of the Term Loans under conditions described in Sections 2.2(a) and 2.6(l) and the termination of the Lenders' Commitments hereunder.

                  (b) Section 2.6(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           Section 2.6(d) Repayments on the Revolving Credit
                  Loan; Revolving Credit Loan Overadvance. (i) Borrowers shall have the right to repay the principal of the Revolving Credit Loan in full or in part at any time and from time to time without any penalty or premium, unless such payment is made in connection with the prepayment of the Term Loans under conditions described in Sections 2.2(a) and 2.6(l) and the termination of the Lenders' Commitments hereunder.

                                    (ii) If at any time the aggregate amount of
                  the Revolving Credit Loan outstanding to Borrowers exceeds the Maximum Revolving Commitment, Borrowers shall be obligated to immediately prepay the amount that exceeds the Maximum Revolving Commitment.

                  (c) Section 2.6(j) of the Credit Agreement is hereby amended in its entirety to read as follows:

                      Section 2.6(j) Maturity. Subject to the terms and
                  conditions of this Agreement, Borrowers will be entitled to reborrow all or any part of the principal of the Revolving Credit Notes repaid or prepaid prior to the Termination Date. The Credit Commitments shall terminate and all of the indebtedness evidenced by the Revolving Credit Notes and the Term Notes, shall, if not sooner paid, be in any

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.

                  event absolutely and unconditionally due and payable in full by Borrower on September 12, 2002, the date of the final maturity of such Notes.

                  (d) Section 2.6(k) of the Credit Agreement is hereby amended in its entirety to read as follows:

                      Section 2.6(k) Application of Proceeds. With respect
                  to mandatory prepayments described in paragraphs 2.6(f) through 2.6(h) above, such prepayments shall first be applied in the inverse order of maturity to the payment of the Loans in accordance with each Lenders' Pro Rata Share.

         9. Payments and Computations.

                  (a) Section 2.7(b)(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

                      Section 2.7(b)(i)No Default. If the Notes have not
                  been accelerated pursuant to Section 9.2(b) and if no Default or Event of Default hereunder or under the Notes or any of the other Loan Documents shall have occurred and be continuing at the time Agent receives such funds, in the following manner:
                  (a) first, to the payment of all fees, charges, and other sums (with exception of principal and interest) due and payable to Agent or Lenders under the Notes, this Agreement or the other Loan Documents at such time; (b) second, to the payment of all of the interest which shall be due and payable on the principal of the Notes at the time of such payment in accordance with each Lender's Pro Rata Share; (c) third, to the payment of all the principal of the Notes at the time of such payment in accordance with each Lender's Pro Rata Share; and (d) fourth, to Borrowers.

         10. Indemnification.

                  (a) Section 10.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

                      Section 10.11 Indemnification. Each Lender agrees to
                  indemnify Agent (to the extent Agent is not promptly reimbursed by Borrower), in an amount equal to its Pro Rata Share of all Obligations from and against any and all liabilities, obligations, losses, damages, penalties, interests, actions, judgments and suits of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent relating to or arising out of this Agreement or any of the other Loan Documents or relating to any action taken or omitted by such Agent under this Agreement or any of the other Loan Documents, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties,

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.

                  interest, actions, judgments or suits resulting from Agent's own gross negligence or willful misconduct.

         11. Conditions Precedent to Subsequent Lending under the Term Loan B and Term Loan C.

                  (a) The first sentence of Section 4.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

                      Section 4.3 Conditions Precedent to Subsequent
                  Lending under the Term Loan B and Term Loan C. Advances under the Term Loan B and Term Loan C shall be subject to the discretion of Agent, are subject to the conditions precedent in Sections 4.2 hereof, and the proceeds thereof shall be used solely for such purposes as Agent may from time to time approve and are further subject to the satisfaction, prior thereto or concurrently therewith, of each of the following conditions precedent:

                  (b) Section 4.3(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                      (a) Disbursements under the Term Loan B and the Term
                  Loan C shall be made only in connection with a Permitted Acquisition.

                  (c) Section 4.3(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                      (b) Disbursements under the Term Loan C shall be made
                  prior to May 14, 1998 and disbursements under the Term Loan B shall be made prior to October 1, 2000.

                  (d) Section 4.3(h) of the Credit Agreement is hereby amended in its entirety to read as follows:

                      (h) The ratio of Consolidated Senior Indebtedness for
                  Borrowed Money outstanding after such proposed funding to Consolidated EBITDA, determined on a proforma basis taking into account such transaction using historical proforma adjustments acceptable to Agent, shall not exceed 4.5 to 1.

                  (e) Section 4.3(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.

                           Section 4.3(i) Each Borrower has executed and
                  delivered to Agent a Term B Note Supplement, or a Term Loan C Note , as the case may be, and such Loan Documents as Agent requires pursuant to the Permitted Acquisition.

         12. Debt to EBITDA. Section 7.4 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  Section 7.4 Debt to EBITDA. As of the last day of each fiscal quarter of Holdings, the ratio of Consolidated Indebtedness for Borrowed Money outstanding as of such date to Consolidated EBITDA for the twelve (12) months ending on each Computation Date shall not exceed
         5.0 to 1.0.

         13. Senior Debt to EBITDA. Section 7.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  Section 7.5 Senior Debt to EBITDA. As of the last day of each fiscal quarter of Holdings, the ratio of Consolidated Senior Indebtedness for Borrowed Money outstanding as of such date to Consolidated EBITDA for the twelve (12) months ending on each Computation Date shall not exceed 4.5 to 1.0.

         14. Joinder Agreement. Each New Subsidiary hereby covenants and agrees as follows:

                  (a) Each new Subsidiary hereby enters into this Second Amendment in order to comply with Sections 6.14 and 8.1 of the Credit Agreement.

                  (b) Each New Subsidiary hereby adopts the Credit Agreement, as amended, agrees to be bound by all of the terms, conditions and provisions thereof and of each of the Notes as if it was an original party thereto, including without limitation the affirmative and negative covenants in Articles 6 and 7 of the Credit Agreement, assumes all of the duties and obligations of a Borrower to the Credit Agreement, and reconfirms the representations and warranties set forth in Article 5 of the Credit Agreement on and as of the date hereof as if fully set forth herein.

                  (c) Each New Subsidiary shall be considered, and deemed to be, for all purposes, a "Borrower" under the Credit Agreement and a maker on the Notes as if each New Subsidiary had signed the Notes at the time originally issued under the Credit Agreement and hereby, jointly and severally, promises to pay or prepay when due all principal and interest on the Notes whether at stated maturity or otherwise and to pay or perform all of the Obligations of a Borrower under the Credit Agreement in accordance with their respective terms, and each New Subsidiary further agrees to execute and deliver to the Lenders the Notes, upon the request of the Lenders, and if the Notes are reissued, amended or restated for any reason after the date hereof to execute and deliver such reissued, amended or restated Notes; provided, however, that the liability of each New

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.

         Subsidiary shall not exceed the liability limitation applicable to New Subsidiary in accordance with Section 2.12 of the Credit Agreement.

                  (d) To secure the prompt repayment of the Notes and the Obligations, each New Subsidiary hereby grants, pledges and collaterally assigns to Agent, on behalf of the Lenders, a lien and security interest in and to all of each New Subsidiary's respective personal property and fixtures, wherever located, whether now or hereafter owned, existing or acquired or hereafter arising, including, without limitation, the Collateral of each new subsidiary. Each New Subsidiary shall execute UCC Financing Statements and such other security documents as reasonably required by Agent to perfect the first Lien (subject only to the Permitted First Liens) and security interest in the Collateral.

                  (e) Each New Subsidiary shall be considered and deemed to be, for all purposes a Borrower and Indemnitee under the Environmental Indemnity Agreement dated May 29, 1996, as amended by the Amended and Restated Environmental Indemnity Agreement dated September 12, 1997, and agrees to be bound by the terms thereby as the same relates to any Property.

                  (f) To secure further such liabilities and obligations, each New Subsidiary shall grant to Agent, on behalf of the Lenders, a first Lien, subject to the Permitted First Liens, upon all real property owned or hereinafter acquired by such New Subsidiary and a first Lien, subject to Permitted First Liens, on all leasehold interests of such New Subsidiary now owed or hereinafter acquired, each of which are identified on Schedule 3.1 attached hereto, and each such New Subsidiary shall execute and deliver to Agent, on behalf of the Lenders, the Leasehold Mortgages, Mortgages and valid assignments of all other Property rights which now exist or arise hereafter from time to time.

         15. Reaffirmation of Covenants, Warranties and Representations. Borrowers hereby agree and covenant that all representations and warranties in the Credit Agreement, including without limitation all of those warranties and representations set forth in Article 5, are true and accurate as of the date hereof. Each Borrower further reaffirms all covenants in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Article 6 and financial covenants set forth in Article 7 and negative covenants set forth in
Article 8 thereof, as if fully set forth herein, except to the extent modified by this Agreement.

         16. Conditions Precedent to Closing of Second Amendment . On or prior to the closing of the Second Amendment to Amended and Restated Credit Agreement (hereinafter the "Second Amendment Closing Date"), each of the following conditions precedent shall have been satisfied:

                  (a) Proof of Corporate Authority. Agent shall have received from each Borrower (i) copies, certified by a duly authorized officer to be true and complete on and as of the Second Amendment Closing Date, of records of all action taken by such

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.

         Borrower to authorize the execution and delivery of this Agreement and all other certificates, documents and instruments to which it is or is to become a party as contemplated or required by this Second Amendment, and its performance of all of its obligations under each of such documents; (ii) certificates of good standing under the laws of the state of such Borrower's incorporation and its good standing in each state where such Borrower is required to qualify to conduct business; and (iii) such other certificates as Agent in its sole discretion shall require.

                  (b) Organizational Documents. Agent shall have received (i) copies, certified by the Secretary or Assistant Secretary of such New Subsidiary to be true and complete on and as of the Second Amendment Closing Date, of the charter or other organizational documents and by-laws of such New Subsidiary as in effect on the Second Amendment Closing Date (together with all, if any, amendments thereto); and (ii) the charter or other organizational documents of such New Subsidiary certified by the applicable Secretary of State from each New Subsidiary.

                  (c) Documents. Each of the documents to be executed and delivered at the closing of the Second Amendment and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrower and shall be in full force and effect on and as of the Second Amendment Closing Date.

                  (d) Legality of Transactions. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent and each Lender to perform any of its agreements or obligations under any of the Loan Documents, or (ii) for any Borrower to perform any of its agreements or obligations under any of the Loan Documents.

                  (e) Performance, Etc. Except as set forth herein, each Borrower shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall have occurred on or prior to the Second Amendment Closing Date, and no condition shall exist on the Second Amendment Closing Date, which constitutes a Default or an Event of Default.

                  (f) Payment of Closing Fees. Borrowers shall have paid to Agent and each Lender the closing fees separately agreed to between Agent, each Lender and Borrowers.

                  (g) Proceedings and Documents. All corporate, governmental and other proceedings in connection with the transactions contemplated on the Second Amendment Closing Date, each of the other Loan Documents and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to Provident.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.

                  (h) Changes; None Adverse. Since the date of the most recent balance sheets of Borrowers delivered to Provident, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrowers which, individually or in the aggregate, are material to a Borrower, and Provident shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.

         17. Miscellaneous. (a) Borrowers shall reimburse Agent for all fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this Second Amendment and the handling of any other matters incidental hereto.

                  (b) All of the terms, conditions and provisions of the Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Agreement conflicts with a term, condition or provision of this Second Amendment, the latter shall govern.

                  (c) This Second Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

                  (d) This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

                  (e) This Second Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.


      [Remainder of page intentionally left blank. Signature page follows.]

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written.



                                                   CLEARVIEW CINEMA GROUP, INC.


                                                   By:
                                                      --------------------------
                                                   Name:      A. Dale Mayo
                                                   Title:     President

                                                   CLEARVIEW THEATRE GROUP, INC.


                                                   By:
                                                      --------------------------
                                                   Name:      A. Dale Mayo
                                                   Title:     President

                                                   CCC ALLWOOD CINEMA CORP.


                                                   By:
                                                      --------------------------
                                                   Name:      A. Dale Mayo
                                                   Title:     President

                                                   CCC B.C. REALTY CORP.


                                                   By:
                                                      --------------------------
                                                   Name:      A. Dale Mayo
                                                   Title:     President

                                                   CCC BAYONNE CINEMA CORP.


                                                   By:
                                                      --------------------------
                                                   Name:      A. Dale Mayo
                                                   Title:     President




SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.                              Signature Pages/1 of 9

                                      CCC BEDFORD CINEMA CORP.


                                      By:
                                         --------------------------
                                      Name:      A. Dale Mayo
                                      Title:     President

                                      CCC BCCC BELLEVUE CINEMA CORP.


                                      By:
                                         --------------------------
                                      Name:      A. Dale Mayo
                                      Title:     President

                                      CCC BERGENFIELD CINEMA CORP.


                                      By:
                                         --------------------------
                                      Name:      A. Dale Mayo
                                      Title:     President

                                      CCC BRONXVILLE CINEMA CORP.


                                      By:
                                         --------------------------
                                      Name:      A. Dale Mayo
                                      Title:     President

                                      CCC CEDAR GROVE CINEMA CORP.


                                      By:
                                         --------------------------
                                      Name:      A. Dale Mayo
                                      Title:     President

                                      CCC CHESTER TWIN CINEMA CORPORATION


                                      By:
                                         --------------------------
                                      Name:      A. Dale Mayo
                                      Title:     President




SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.                              Signature Pages/2 of 9

                                                   CCC CINEMA 304 CORP.



                                                   By:
                                                      --------------------------
                                                   Name:      A. Dale Mayo
                                                   Title:     President

                                                   CCC CLARIDGE CINEMA CORP.


                                                   By:
                                                      --------------------------
                                                   Name:      A. Dale Mayo
                                                   Title:     President

                                                   CCC CLOSTER CINEMA CORP.


                                                   By:
                                                      --------------------------
                                                   Name:      A. Dale Mayo
                                                   Title:     President

                                                   CCC EDISON CINEMA CORP.


                                                   By:
                                                      --------------------------
                                                   Name:      A. Dale Mayo
                                                   Title:     President

                                                   CCC EMERSON CINEMA CORP.


                                                   By:
                                                      --------------------------
                                                   Name:      A. Dale Mayo
                                                   Title:     President

                                                   CCC GRAND AVENUE CINEMA CORP.


                                                   By:
                                                      --------------------------
                                                   Name:      A. Dale Mayo
                                                   Title:     President

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.                              Signature Pages/3 of 9

                                                CCC HERRICKS CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

                                                CCC KIN MALL CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

                                                CCC KISCO CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

                                                CCC LARCHMONT CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

                                                CCC MADISON TRIPLE CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

                                                CCC MAMARONECK CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.                              Signature Pages/4 of 9

                                                CCC MANASQUAN CINEMA CORPORATION


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

                                                CCC MANSFIELD CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

                                                CCC MARBORO CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

                                                CCC MIDDLEBROOK CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

                                                CCC NEW CITY CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

                                                CCC PARSIPPANY CINEMA CORP.



                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President


SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.                              Signature Pages/5 of 9

                                                CCC PORT WASHINGTON CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

                                                CCC ROSLYN CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

                                                CCC SUCCASUNNA CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

                                                CCC SUMMIT CINEMA CORP.
                                                (formerly known as 343-349
                                                Springfield Avenue Corp.)


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

                                                CCC  TENAFLY CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

                                                CCC WASHINGTON CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.                              Signature Pages/6 of 9

                                                CCC WAYNE CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

                                                CCC WOODBRIDGE CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:      A. Dale Mayo
                                                Title:     President

                                                CCC BABYLON CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:    A. Dale Mayo
                                                Title:   President

                                                CCC BALA CYNWYD CINEMA, CORP.


                                                By:
                                                   --------------------------
                                                Name:    A. Dale Mayo
                                                Title:   President

                                                CCC CARMEL CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:    A. Dale Mayo
                                                Title:   President

                                                CCC FRANKLIN SQUARE CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:    A. Dale Mayo
                                                Title:   President



SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.                              Signature Pages/7 of 9

                                                CCC MANHASSET CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:    A. Dale Mayo
                                                Title:   President

                                                CCC GREAT NECK CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:    A. Dale Mayo
                                                Title:   President

                                                CCC MORRISTOWN CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:    A. Dale Mayo
                                                Title:   President

                                                CCC NARBERTH CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:    A. Dale Mayo
                                                Title:   President

                                                CCC SCREENING ZONE CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:    A. Dale Mayo
                                                Title:   President

                                                MILLBURN TWIN CINEMA CORP.


                                                By:
                                                   --------------------------
                                                Name:    A. Dale Mayo
                                                Title:   President

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.                              Signature Pages/8 of 9

                                               THE LENDERS:
                                               THE PROVIDENT BANK


                                               By:
                                                  ------------------------------
                                               Name:     Christopher B. Gribble
                                               Title:    Vice President

                                               THE BANK OF NEW YORK


                                               By:
                                                  ------------------------------
                                               Name:     Geoffrey C. Brooks
                                               Title:    Vice President

                                               AGENT:

                                               THE PROVIDENT BANK, as Agent


                                               By:
                                                  ------------------------------
                                               Name:     Christopher B. Gribble
                                               Title:    Vice President



SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CLEARVIEW CINEMA GROUP, INC.                              Signature Pages/9 of 9

                                  SCHEDULE 3.1

                             REAL PROPERTY INTERESTS

---------------------------------------------------------------------------- ----------------------------------------
      TYPE ON INTEREST                        NEW SUBSIDIARY                            PROPERTY LOCATION
---------------------------------------------------------------------------- ----------------------------------------
Leasehold Estate               CCC Claridge Cinema Corp.
                                                                                -----------------------------------
                                                                                -----------------------------------
                                                                                -----------------------------------

---------------------------------------------------------------------------- ----------------------------------------
                               CCC Babylon Cinema Corp.                      No real property acquired at this Time
---------------------------------------------------------------------------- ----------------------------------------
                               CCC Bala Cynwyd Cinema Corp.                  No real property acquired at this Time
---------------------------------------------------------------------------- ----------------------------------------
                               CCC Franklin Square Cinema Corp.              No real property acquired at this Time
---------------------------------------------------------------------------- ----------------------------------------
                               CCC Great Neck Cinema Corp.                   No real property acquired at this Time
---------------------------------------------------------------------------- ----------------------------------------
                               CCC Manhasset Cinema Corp.                    No real property acquired at this Time
---------------------------------------------------------------------------- ----------------------------------------
                               CCC Millburn Cinema Corp.                     No real property acquired at this Time
---------------------------------------------------------------------------- ----------------------------------------
                               CCC Morristown Cinema Corp.                   No real property acquired at this Time
---------------------------------------------------------------------------- ----------------------------------------
                               CCC Narberth Cinema Corp.                     No real property acquired at this Time
---------------------------------------------------------------------------- ----------------------------------------
                               CCC Screening Zone Cinema Corp.               No real property acquired at this Time
---------------------------------------------------------------------------- ----------------------------------------
                               Millford Twin Cinema Corp.                    No real property acquired at this Time
---------------------------------------------------------------------------- ----------------------------------------

                                   SCHEDULE 1

                                                                                          PARTICIPATION
                LENDER                      CREDIT COMMITMENT                               PERCENTAGE
=====================================================================================================================

THE PROVIDENT                              Revolving Credit Loan                                72.22%
One East Fourth Street
___ Floor                                            $722,222.22                                72.22%
Cincinnati, Ohio  45202
                                           Term Loan A
Christopher B. Gribble
(513) 579-2750                                     $8,666,666.67                                72.22%
Fax:  (513) 579-2858
                                           Term Loan B

                                                  $16,611,111.11                                72.22%

                                           Term Loan C

                                                   $4,188,888.89

=====================================================================================================================


THE BANK OF NEW YORK                       Revolving Credit Loan                                27.78%
One Wall Street
New York, New York  10286                            $277,777.78

Geoffrey C. Brooks                         Term Loan A                                          27.78%
(212) 635-8475
Fax:  (212) 635-8595                               $3,333,333.33

                                           Term Loan B                                          27.78%

                                                   $6,388,888.89

                                           Term Loan                                            27.78%

                                                   $1,611,111.11